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                                                                   Exhibit 11(b)


                             KPMG Peat Marwick LLP
                            1000 Walnut, Suite 1600
                                 P.O. Box 13127
                             Kansas City, MO  64199
                                 (816) 474-6480
                              FAX:  (816) 556-9652



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



The Board of Trustees
The Commerce Funds:


We consent to the use of our report dated December 5, 1997 incorporated herein by reference and to the references to our firm under the headings, "FINANCIAL HIGHLIGHTS" in the Prospectuses and "INDEPENDENT AUDITORS" and "Financial Statements" in the Statement of Additional Information.


                                 /s/ KPMG Peat Marwick LLP
                                 -------------------------
                                 KPMG Peat Marwick LLP

Kansas City, Missouri
February 27, 1998